UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 2005

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)

           Bermuda                      001-16625               98-0231912
(State or other jurisdiction     Commission File Number      (I.R.S. Employer
      of incorporation)                                   Identification Number)

                 50 Main Street                              10606
             White Plains, New York                        (Zip code)
    (Address of principal executive offices)



                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changes since last report)


          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01     Other Events

              On October 20, 2005, Bunge Limited issued a press release announcing the redemption of the remaining 3 3/4% Convertible Notes due 2022 issued by Bunge Limited Finance Corp., and guaranteed by Bunge Limited. A copy of the press release is attached hereto as Exhibit 99.1.



Item 9.01     Financial Statements and Exhibits

       (a) None

       (b) None

       (c) Exhibits

       Exhibit No.                Description

       99.1                       Press Release, dated October 20, 2005


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                                    SIGNATURE



              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 21, 2005


                                    BUNGE LIMITED


                                    By:    /s/  William M. Wells
                                         ---------------------------------------
                                         Name:  William M. Wells
                                         Title: Chief Financial Officer

                                    EXHIBITS



Exhibit No.                       Description

  99.1                            Press Release, dated October 20, 2005